UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-31643	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 N. Central Expressway, Suite 1755 Dallas, Texas 75206	75206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

TransAtlantic Petroleum Corp.

Suite 1840, 444-5th Ave., SW Calgary

Alberta, Canada T2P 2T8

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 3.02.

In connection with the continuance, TransAtlantic Petroleum Corp. (the “Company”) relied upon the provisions of Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act the issuance and exchange of securities which have been approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval. The Company submitted a Plan of Arrangement (the “Plan”) setting forth the terms and conditions of the continuance to the Court of Queen’s Bench of Alberta (the “Court”) for approval pursuant to the Business Corporations Act (Alberta). Following an interim hearing of the Court and the requisite approval of the Plan by the Company’s shareholders, a final Court hearing as to the fairness of the Plan was held at which such persons had the right to appear. Upon being satisfied as to the fairness of the terms and conditions of the Plan, the Court granted a final order approving the Plan.

Item 3.03	Material Modification to Rights of Security Holders.

Effective October 1, 2009, the Company continued under the Companies Act 1981 of Bermuda from the Province of Alberta and changed its name to TransAtlantic Petroleum Ltd. The shareholders of the Company approved the continuance by a special resolution at a special meeting of shareholders held on July 14, 2009. On October 1, 2009, the Company had 253,636,666 common shares outstanding. In connection with the continuance, each common share of the Company became and remains a common share of TransAtlantic Petroleum Ltd., and the Company became subject to the laws of Bermuda as if it had originally been incorporated under the Companies Act 1981 of Bermuda.

Prior to the continuance, the rights of holders of common shares were governed by the Company’s articles of incorporation and by-laws. Upon effectiveness of the continuance, the rights of holders of common shares of the Company are governed by the Certificate of Continuance, the Memorandum of Continuance and the Bye-Laws, which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference. A summary of the material differences that may affect the rights of holders of common shares is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 2, 2009, which description under “The Arrangement—Comparison of Shareholders’ Rights Under Alberta Law and Bermuda Law” is filed as Exhibit 99.1 and is hereby incorporated by reference thereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Continuance of TransAtlantic Petroleum Ltd., dated October 1, 2009.

3.2	Memorandum of Continuance of TransAtlantic Petroleum Ltd., dated October 1, 2009.

3.3	Bye-Laws of TransAtlantic Petroleum Ltd., dated July 14, 2009.

99.1	Excerpts from the Definitive Proxy Statement on Schedule 14A filed on June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2009

TRANSATLANTIC PETROLEUM LTD.

By:	/S/ JEFFREY S. MECOM
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Continuance of TransAtlantic Petroleum Ltd., dated October 1, 2009.

3.2	Memorandum of Continuance of TransAtlantic Petroleum Ltd., dated October 1, 2009.

3.3	Bye-Laws of TransAtlantic Petroleum Ltd., dated July 14, 2009.

99.1	Excerpts from the Definitive Proxy Statement on Schedule 14A filed on June 2, 2009.

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